SEABREEZE EXECUTIVE SUITES
                           429 Seabreeze Boulevard
                   Fort Lauderdale, FL 33316 (305) 779-7146

                                 OFFICE LEASE

     THIS AGREEMENT, entered into as of this 10th day of October, 1998 between EMIL PAWUK, of Cleveland, Ohio, hereinafter called the Lessor, and Winmax Trading Group, Inc a Florida Corporation, hereinafter called the Lessee or
Tenant:

     WITNESSETH, That the said Lessor does this day lease unto said Lessee, and said Lessee does hereby hire and take as Tenant under said Lessor, space designated as offices #220, #225 and #227, on the attached drawing (Exhibit
A), at 429 Seabreeze Boulevard, Fort Lauderdale, Florida 33316, to be used and occupied by the Lessee as one person occupancy office space and for no other purpose or uses whatsoever, for the base term of 12 months subject and conditioned on the provisions of clauses ten and twenty-seven of this Lease, beginning the 1st day of November, 1998, and ending the 31st day of October, 1999, at and for the agreed total rental of Nineteen Thousand and Five Hundred Dollars ($19,500.00) (plus tax), payable $1,625.00/per month (plus tax), beginning November 1, 1998; all payments to be made to the Lessor on the first day of each and every month in advance without demand at the office of Castonguay Associates, Inc., 429 Seabreeze Boulevard, Fort Lauderdale, Florida 33316 or at such other place and to such other person as the Lessor may from time to time designate in writing. Notwithstanding the foregoing, rent of $450.00 (plus tax) for office #225 is waived for the month of November, 1998.

     Lessee may extend the term of this Lease for one additional year, at an agreed total rental of Twenty Thousand and Eight Hundred Twenty Dollars ($20,820) (plus tax), payable (as above) $1,735.00/per month (plus tax), by giving written notice to Lessor at least thirty (30) days prior to expiration of the base term. If extended, all other terms and conditions of this Lease will apply to the extended term. Notwithstanding the foregoing, Lessee may not extend the terms of this Lease if Lessee has not fully complied with all the terms and conditions contained herein during the base term.

     Lessor acknowledges the receipt of Last Month's Rent, and Security Deposit, of $3,347.50 given by Lessee as security for the faithful performance by Lessee of all terms of this lease, including, without limitation, the payment of rent. The Security Deposit portion shall be returned to Lessee at the expiration date of this Lease or any extension thereof, provided Lessee complies with the terms and covenants of this Lease. Lessor is under no obligation to pay interest thereon.

     The following express stipulations and conditions are made a part of this Lease and are hereby assented to by Lessee:

     FIRST:    The Lessee shall not assign this Lease, nor sub-let the
premises or any part thereof nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein or additions thereto, without the written consent of the Lessor, and all additions, fixtures or improvements which may be made by Lessee, except moveable office furniture, shall become the property of the Lessor and remain upon the premises as a part thereof, and be surrendered with the premises at the termination of this Lease.

     SECOND:     All personal property placed or moved into the premises above described shall be at the risk of the Lessee or owner thereof, and Lessor shall not be liable for any damage to said personal property, or to the Lessee, arising from the bursting or leaking of water pipes, or from any act of negligence of any co-tenant or occupants of the building or of any other person whomsoever or for any other reason whatsoever.

     THIRD: That the tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations, and requirements of the Federal, State and City Government and of any and all of their Departments and Bureaus applicable to said premises for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders, and regulations of the applicable fire prevention codes for the prevention of fires, at Lessee's own cost and expense.

     FOURTH:    In the event premises shall be destroyed or so damaged or
injured by fire or other casualty during the life of this agreement, whereby the same shall be rendered untenantable, then the Lessor shall have the right to render said premises tenantable by repairs within ninety days therefrom. If said premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this Lease, and in the event of such cancellation the rent shall be payable only to the date of premises being rendered untenantable. Upon notice of cancellation, the Lease shall be null and void and of no further force and effect. The cancellation herein mentioned shall be evidenced in writing.

     FIFTH:    The prompt payment of the rent for said premises upon the dates named, and the faithful compliance with and performance of the covenants of this Lease, and of such other and further rules or regulations as may be hereafter made by the Lessor, are the conditions upon which the Lease is made and accepted and any failure on the part of the Lessee to comply with the terms of said Lease, or any of said rules and regulations now in existence, or which may be hereafter prescribed by the Lessor, shall at the option of the Lessor, work a forfeiture of this contract, and all the rights of the Lessee hereunder.

     SIXTH:   If the Lessee shall abandon or vacate said premises before the end of the term of this Lease, or shall suffer the rent to be in arrears, the Lessor may, at his option, forthwith cancel this Lease or he may enter said premises as agent of the Lessee, without being liable in any way therefor, and relet the premises with or without any furniture that may be therein, as the agent of the Lessee, at such price and upon such terms and for such duration of time as the Lessor may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rent herein provided shall not be realized by Lessor over and above the expenses of Lessor in such re-letting, the said Lessee shall pay any deficiency.
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     SEVENTH:      Lessee agrees to pay the cost of collection and all
attorney's fees incurred by Lessor in enforcing the terms of this Lease.

     EIGHTH:       The Lessee agrees that he will pay all charges for rent,
and should said charges for rent at any time remain due and unpaid for the space of five days after the same shall have become due, the Lessor may at its option consider the said Lessee tenant at sufferance and the entire rent for the term hereof shall at once be due and payable and may forthwith be collected by distress or otherwise. Lessor further reserves the right to request payment of rent by cash or cashier's check upon written notice to Lessee. In the event of such late payment as provided for herein, a late charge shall be imposed of five (5%) per cent of the late payment.

     NINTH:     The said Lessee hereby pledges and assigns to the Lessor all the furniture, fixtures, goods and chattels of said Lessee, which shall or may be brought or put on said premises as security for the payment of the rent herein reserved, and the Lessee agrees that the said lien may be enforced by distress foreclosure or otherwise at the election of the said Lessor, and does hereby agree to pay Attorney's fees together with all costs and charges incurred or paid by the Lessor. Lessee agrees to execute appropriate Uniform Commercial Code documentation to perfect Lessor's security interest granted herein upon request by Lessor.

     TENTH: It is hereby agreed and understood between Lessor and Lessee that in the event Lessor decides to remodel, alter or demolish all or any part of the premises leased hereunder, or in the event of the sale or long term lease of all or any part of the building or part thereof requiring this space, the Lessee hereby agrees to vacate same upon receipt of sixty (60) days' written notice and the return of any advance rental paid on account of this Lease.

     ELEVENTH:      The Lessor, or any of his agents, shall have the right to
enter said premises during all reasonable hours, to examine the same, for the purpose of making such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said premises, to supply agreed services and to put or keep upon the doors or windows thereof a notice "FOR RENT" at any time within thirty (30) days before the expiration of this Lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this agreement or to the rules and regulations of the building.

     TWELFTH:      Lessee hereby accepts the premises in the condition they
are in at the beginning of this Lease and agrees to maintain said premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this agreement, and to make good to said Lessor, immediately upon demand, any damage to water apparatus, or electric lights or any fixture, appliance or appurtenances of said premises, or of the building, caused by any act or neglect of Lessee, or of any person or persons in the employ of, under the control of, or invitees of, the Lessee.

     THIRTEENTH:      It is expressly agreed and understood by and between the
parties to this agreement, that the Lessor shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building.

     FOURTEENTH:      If the Lessee shall become insolvent or if bankruptcy
proceedings shall be begun by or against the Lessee before the end of said term, the Lessor is hereby irrevocably authorized, at its option, to forthwith cancel this Lease, as and for a default. Lessor may elect to accept rent from a receiver, trustee, or other judicial officer during the term of their occupancy in their fiduciary capacity without affecting Lessor's rights as contained in this contract, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in and to the above described property by virtue of this document.

     FIFTEENTH:      Lessee agrees to indemnify and may be asked to provide
Lessor with a Certificate of Insurance indemnifying Lessor from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

     SIXTEENTH:      If the property or any part thereof wherein the demised
premises are located shall be taken by eminent domain or condemnation, this Lease, at the option of the Lessor, shall be terminated and the Lessee shall have no claim or interest in or to any award of damages for such taking.

     SEVENTEENTH:      This contract shall bind the Lessor and its assigns or
successors, and the heirs, assigns, personal representatives, or successor as the case may be, of the Lessee.

     EIGHTEENTH:      It is understood and agreed between the parties hereto
that time is of the essence of this contract and this applies to all terms and conditions contained herein.

     NINETEENTH:      It is understood and agreed between the parties hereto
that written notice mailed or delivered to the premises leased hereunder shall constitute sufficient notice to the Lessee and written notice mailed or delivered to the office of the Lessor's agent shall constitute sufficient notice to the Lessor.

     TWENTIETH:      The rights of the Lessor under the foregoing shall be
cumulative, and failure on the part of the Lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of said rights.

     TWENTY-FIRST:     It is further understood and agreed between the parties
hereto that any charges against the Lessee by the Lessor for services or for work done on the premises by order of the Lessee or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

     TWENTY-SECOND:     Lessor will install one sign at Lessee's office #225
in addition to tenants present signs, at Lessee's cost.

                                                   FC    /s/      RP /s/
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     TWENTY-THIRD:     Lessee is allowed three parking spaces and will park in
the parking lot owned by Lessor South of 429 Seabreeze Boulevard. (Parking spaces located in front of 429 Seabreeze Boulevard are reserved for guests and visitors of office tenants during normal business hours.) Lessor reserves the right to charge a parking fee for additional cars.

     TWENTY-FOURTH:    Lessor has installed an AT&T Merlin Legend Phone System
for use and convenience of Lessee and will provide Lessee with a phone instrument for use on said system. Lessee is responsible for arranging his own local and long distance phone service through said system, and for all charges therefor, including, but not limited to, installation fees, service deposits and local and long distance charges. Lessee may not install any other phone system in the premises, but may purchase, from AT&T only, interface equipment for Lessee's equipment. Lessee will purchase multi-function modules.

      TWENTY-FIFTH:    Lessor will provide utilities, except as stated herein,
including electricity, water and sewer, at its sole expense. Lessor will provide heat and/or air conditioning during normal business hours. Further services provided by Lessor shall be specifically agreed to in writing between the parties at the current charges therefor imposed by Lessor.

     TWENTY-SIXTH:    No terms and/or covenants of this instrument may be
changed except in writing.

     TWENTY-SEVENTH:     Lessor reserves the right to relocate Lessee within
the Seabreeze Executive Suites upon thirty (30) days written notice subject to acceptable modification of rent. Moving expenses for personal property of the Lessee, including, but not limited to, file cabinets, furniture or other standard office equipment of the Lessee shall be borne by Lessor, but Lessor shall have no responsibility or obligation to Lessee for stationery printing expense or other expenses arising from the physical relocation of Lessee's office within the executive suites area. If Lessor and Lessee are not able to agree on an acceptable relocation office or rent, either Lessor or Lessee, at its option, may cancel this lease.

     TWENTY-EIGHTH:     Lessee must act, and require all other persons in the
premises to act, in a manner that does not unreasonably disturb any co-lessees or constitute a breach of the peace.

     TWENTY-NINTH:     Lessee shall not keep any dangerous or flammable items
on the premises that might increase the danger of fire or damage.

     THIRTIEST:     Lessor shall not be liable for any loss by reason of
damage, theft, or otherwise to the contents, belongings or personal effects of Lessee or Lessee's agents, invitees, guests, visitors, employees or family located in or about the premises, or damage or personal injury to Lessee or Lessee's agents, invitees, guests, visitors, employees or family.

     THIRTY-FIRST:    This Lease and rights of Lessee hereunder is subordinate
to the lien of any mortgage encumbering the fee title to the premises from time to time. Lessee agrees to provide estoppel information to such mortgagees or their agents upon request by Lessor.

     THIRTY-SECOND:    Lessee shall not have the right or authority to
encumber the premises or to permit any person to claim or assert any lien for the improvement or repair of the premises made by Lessee. Lessee shall notify all parties performing work on the premises at Lessee's request that the Lease does not allow any liens to attach to Lessor's interest.

     THIRTY-THIRD:     The venue of any litigation shall be the court of
competent jurisdiction in Broward County, Florida, applying Florida law. THIRTY-FOURTH: If the Lessor shall be an individual, joint venture, tenancy in common, joint tenancy, tenancy by the entireties, estate, general partnership, limited partnership, unincorporated association, or any other unincorporated aggregation of individuals and/or entities, or a corporation, Lessee shall look only to such Lessor's interest in the building for the satisfaction of any of Lessee's rights or remedies or for the collection of a judgement or other judicial process requiring the payment of money by Lessor in the event of any default by Lessor hereunder, and no other property or assets of Lessor shall be subject to the levy, execution or other enforcement procedure for the satisfaction of Lessee's rights or remedies under or with respect to this Lease, the relationship of Lessor and Lessee hereunder, or Lessee's use or occupancy of the premises.

     THIRTY-FIFTH:    This Lease shall not be recorded.
THIRTY-SIXTH: Lessor shall not be liable to Lessee for discontinuance of any services hereunder provided to Lessee, for any business interruptions or injury, annoyance or inconvenience arising from same, which discontinuance of service is outside the control of Lessor.

     THIRTY-SEVENTH:    Lessee waives right to trial by jury in any court
proceeding or counterclaim arising under this Lease Agreement or the relationship of the parties hereto.

     THIRTY-EIGHTH: Business machines and mechanical equipment belonging to Lessee which cause noise or vibration that may be transmitted to the structure of the building or to the premises or which cause other interference to such a degree as to be objectionable to Lessor, shall, at Lessee's expense, promptly be placed and maintained by Lessee in settings of cork, rubber or spring-type vibration eliminators or subjected to other measures sufficient to reduce such noise, vibration or other interference to levels acceptable to Lessor.

      THIRTY-NINTH:     Lessee may not install any cooking equipment in
premises, including, but not limited to, coffee pots, hot plates and/or microwaves.

     FORTY:     Lessee will provide, and use, carpet saver pad under wheeled chairs.

     FORTY-FIRST:    Lessor has declared the subject property to be smoke-
free. Lessee agrees not to smoke in the leased premises and common areas nor to allow it's employees, invitees or guests to smoke.

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                                                     FC   /s/       RP /s/
                                                        -------       -----
     IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year above written.

Signed, sealed and delivered in the presence of


WITNESS:                                  Lessor:    Emil Pawuk

/s/ signature illegible                  By: /s/
----------------------------                ----------------------------(seal)
As To Lessor                                  Fred J. Castonguay, II,  Agent


                                          Lessee: Winmax Trading Group, Inc.


/s/ Winmax Trading Group, Inc.
------------------------------           By: /s/ Ralph Pistor
As to Lessee                                ----------------------------(seal)
                                               Ralph Pistor, President

A Florida Corporation

                                  Exhibit A

                      <Dagram of Premises appears here>